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                                                                  Exhibit 10(ee)


                    FIRST AMENDMENT TO MASTER LEASE AGREEMENT
                    -----------------------------------------

                  THIS FIRST AMENDMENT TO MASTER LEASE AGREEMENT, dated as of September 2, 1997 ("Amendment"), by and between Brush Wellman Inc., an Ohio corporation ("Lessee"), and National City Bank, for itself and as agent for certain participants ("Lessor"),

                                WITNESSETH THAT:
                                ----------------

                  WHEREAS, Lessee and Lessor entered into a Master Lease Agreement, dated as of December 30, 1996 (together with all Exhibits and Schedules thereto, the "Lease Agreement"), under which Lessor agreed to lease to Lessee certain equipment to be used by Lessee at its Elmore, Ohio facility, subject to certain conditions and in accordance with the terms thereof; and

                  WHEREAS, the parties desire to amend the Lease Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                  1.       Effect of Amendment; Definitions.
                           ---------------------------------

                  The Lease Agreement shall be and hereby is amended as provided in Section 2 hereof. Except as expressly amended in Section 2 hereof, the Lease Agreement shall continue in full force and effect in accordance with its respective provisions on the date hereof. As used in the Lease Agreement, the terms "Master Lease Agreement", "Lease Agreement", "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof", and words of similar import shall, unless the context otherwise requires, mean the Lease Agreement as amended and modified by this Amendment.

                  2.       Amendments.
                           -----------
                  Section XXV of the Lease Agreement shall be amended as follows:

                  (1) The definition of "Port Authority Bonds" is amended by deleting the same and inserting the following in lieu thereof:

                           "PORT AUTHORITY BONDS means the Toledo-Lucas County
                  Port Authority Taxable Project Development Revenue Bonds, Series 1996 (Brush Wellman Inc. Project) in the principal amount of $13,100,000, and the Toledo-Lucas County Port Authority Taxable Project Development Revenue Bonds, Series 1997 (Brush Wellman Inc. Project) in the principal amount of $2,175,000, both of which were issued,


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                  sold and delivered by the Toledo-Lucas County Port Authority to The Prudential Insurance Company of America;"

                  (2) The definition of "Port Authority Lease" is amended by deleting the same and inserting the following in lieu thereof:

                           "PORT AUTHORITY LEASE means the Lease, dated as of
                  October 1, 1996, between the Toledo-Lucas County Port Authority, as lessor, and Lessee, as lessee, as amended by the First Supplemental Lease, dated as of April 1, 1997, between National City Bank, as trustee, as lessor (as assignee of all of the lessor's rights from the Toledo-Lucas County Port Authority), relating to certain real and personal property located at 14710 West Portage River S. Road, Harris Township, Ohio 43416;"

                  3.       Representations and Warranties.
                           -------------------------------

                  (A) Lessee hereby represents and warrants to Lessor that all representations and warranties set forth in the Lease Agreement, as amended hereby, are true and correct in all material respects, and that this Amendment has been executed and delivered by a duly authorized officer of Lessee and constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with their respective terms.

                  (B) The execution, delivery and performance by Lessee of this Amendment and its performance of the Lease Agreement have been authorized by all requisite corporate action and will not (1) violate (a) any order of any court, or any rule, regulation or order of any other agency of government, (b) the Articles of Incorporation, the Code of Regulations or any other instrument of corporate governance of Lessee, or (c) any provision of any indenture, agreement or other instrument to which Lessee is a party, or by which Lessee or any of its properties or assets are or may be bound; (2) be in conflict with, result in a breach of or constitute, alone or with due notice or lapse of time or both, a default under any indenture, agreement or other instrument referred to in (1)(c) above; or (3) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever.

                  4.       Miscellaneous.
                           --------------

                  (A) This Amendment shall be construed in accordance with and governed by the laws of the State of Ohio, without reference to principles of conflict of laws. Lessee agrees to pay on demand all costs and expenses of Lessor, including reasonable attorneys' fees and expenses, in connection with the preparation, execution and delivery of this Amendment.

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                  (B) The execution, delivery and performance by Lessor of this
Amendment shall not constitute, or be deemed to be or construed as, a waiver of any right, power or remedy of Lessor, or a waiver of any provision of the Lease Agreement. None of the provisions of this Amendment shall constitute, or be deemed to be or construed as, a waiver of any "Default" or "Potential Default," as those terms are defined in the Lease Agreement.

                  (C) This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


LESSOR:                                       LESSEE:

NATIONAL CITY BANK,                           BRUSH WELLMAN INC.
FOR ITSELF AND AS AGENT FOR
CERTAIN PARTICIPANTS


By:   /s/ Robert E. Little                       By: /s/ M. C. Hasychak
      ---------------------------                   ----------------------------

Name: Robert E. Little                        Name: M. C. Hasychak
      ---------------------------                   ----------------------------

Title: Vice President                         Title: Treasurer and Secretary
      ---------------------------                   ----------------------------



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                  THE FOREGOING FIRST AMENDMENT TO MASTER LEASE AGREEMENT is
hereby acknowledged, consented and agreed to by each of the undersigned by their respective duly authorized officers as of the day and year first above written.

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
Address:                                      KEYBANK NATIONAL ASSOCIATION

         127 Public Square
         Cleveland, Ohio 44114                By:    /s/ Matthew P. Tuohey
                                                     ---------------------------

                                              Title: AVP
                                                     ---------------------------




Address:                                      NBD BANK

         611 Woodward
         Detroit, Michigan 48226              By:
                                                     ---------------------------

                                              Title:
                                                     ---------------------------



Address:                                      BANK ONE, NA

         600 Superior Avenue
         Cleveland, Ohio 44114                By:    /s/ Babette Casey Coerdt
                                                     ---------------------------

                                              Title: Vice President and Group Manager
                                                     ---------------------------



Address:                                      HARRIS TRUST AND SAVINGS BANK

         P.O. Box 755 (111/2W)
         Chicago, Illinois 60690-0755         By:    /s/ W.A. McDonnell
                                                     ---------------------------

                                              Title: Vice President
                                                     ---------------------------
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